                                                                   EXHIBIT 20.26

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C


                         MONTHLY SERVICER'S CERTIFICATE


        Accounting Date:                                       May 31, 2000
                                                            ----------------
        Determination Date:                                    June 7, 2000
                                                            ----------------
        Distribution Date:                                    June 15, 2000
                                                            ----------------
        Monthly Period Ending:                                 May 31, 2000
                                                            ----------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.     Collection Account Summary

        Available Funds:
                  Payments Received                                                    $14,224,383.12
                  Liquidation Proceeds (excluding Purchase Amounts)                     $1,622,053.54
                  Current Monthly Advances                                                 169,892.53
                  Amount of withdrawal, if any, from the Spread Account                   $639,820.75
                  Monthly Advance Recoveries                                              (274,093.63)
                  Purchase Amounts-Warranty and Administrative Receivables                 ($2,267.65)
                  Purchase Amounts - Liquidated Receivables                                     $0.00
                  Income from investment of funds in Trust Accounts                        $62,084.77
                                                                                      ----------------
        Total Available Funds                                                                                       $16,441,873.43
                                                                                                                  =================

        Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                             $0.00
                  Backup Servicer Fee                                                           $0.00
                  Basic Servicing Fee                                                     $282,621.24
                  Trustee and other fees                                                        $0.00
                  Class A-1 Interest Distributable Amount                                       $0.00
                  Class A-2 Interest Distributable Amount                                       $0.00
                  Class A-3 Interest Distributable Amount                                       $0.00
                  Class A-4 Interest Distributable Amount                                 $910,915.20
                  Class A-5 Interest Distributable Amount                                 $545,014.58
                  Noteholders' Principal Distributable Amount                          $14,703,322.40
                  Amounts owing and not paid to Security Insurer under
                                             Insurance Agreement                                $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                  Spread Account Deposit                                                        $0.00
                                                                                      ----------------
        Total Amounts Payable on Distribution Date                                                                  $16,441,873.43
                                                                                                                  =================


                                 Page 1 (1997-C)

II.   Available Funds

      Collected Funds (see V)
                                 Payments Received                                                $14,224,383.12
                                 Liquidation Proceeds (excluding Purchase Amounts)                 $1,622,053.54    $15,846,436.66
                                                                                                 ----------------

      Purchase Amounts                                                                                                  ($2,267.65)

      Monthly Advances
                                 Monthly Advances - current Monthly Period (net)                    ($104,201.10)
                                 Monthly Advances - Outstanding Monthly Advances
                                    not otherwise reimbursed to the Servicer                               $0.00      ($104,201.10)
                                                                                                 ----------------

      Income from investment of funds in Trust Accounts                                                                 $62,084.77
                                                                                                                    ---------------

      Available Funds                                                                                               $15,802,052.68
                                                                                                                    ===============

III.  Amounts Payable on Distribution Date

        (i)(a)    Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                                $0.00

        (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                                 $0.00

        (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                            $0.00

        (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                            Owner Trustee                                                                  $0.00
                            Administrator                                                                  $0.00
                            Indenture Trustee                                                              $0.00
                            Indenture Collateral Agent                                                     $0.00
                            Lockbox Bank                                                                   $0.00
                            Custodian                                                                      $0.00
                            Backup Servicer                                                                $0.00
                            Collateral Agent                                                               $0.00             $0.00
                                                                                                 ----------------

        (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                 $282,621.24

        (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

        (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                  returned for insufficient funds (not otherwise reimbursed to Servicer)                                     $0.00

        (iv)      Class A-1 Interest Distributable Amount                                                                    $0.00
                  Class A-2 Interest Distributable Amount                                                                    $0.00
                  Class A-3 Interest Distributable Amount                                                                    $0.00
                  Class A-4 Interest Distributable Amount                                                              $910,915.20
                  Class A-5 Interest Distributable Amount                                                              $545,014.58

        (v)       Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                                 $0.00
                            Payable to Class A-2 Noteholders                                                        $14,703,322.40
                            Payable to Class A-3 Noteholders                                                                 $0.00
                            Payable to Class A-4 Noteholders                                                                 $0.00
                            Payable to Class A-5 Noteholders                                                                 $0.00

        (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                  Distribution Account of any funds in the Class A-1 Holdback Subaccount
                  (applies only on the Class A-1 Final Scheduled Distribution Date)                                          $0.00

        (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                   $0.00
                                                                                                                    ---------------

                  Total amounts payable on Distribution Date                                                        $16,441,873.43
                                                                                                                    ===============


                                 Page 2 (1997-C)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
        Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                   Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                                        $0.00

        Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over Available Funds
                      (excluding amounts payable under item (vii) of Section III)                                            $0.00

                   Amount available for withdrawal from the Reserve Account (excluding the
                      Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                      (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                      of transfers of Subsequent Receivables)                                                                $0.00

                   (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                      Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                                    $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                   Amount by which (a) the remaining principal balance of the Class A-1 Notes
                   exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                 $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                                     $0.00

                   (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                   of Section III) shall be withdrawn by the Indenture Trustee from the
                   Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                   Account for payment to the Class A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                      $0.00

        Deficiency Claim Amount:

                   Amount of excess, if any, of total amounts payable over funds available for withdrawal
                   from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                                $0.00

                   (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                   Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                   Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                   and the Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding
                   Account                                                                                                   $0.00

        Class A-1 Maturity Shortfall:

                   Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                   the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                   pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                          $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
        Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
        Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
        Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1997-C)

    V.     Collected Funds

           Payments Received:
                        Supplemental Servicing Fees                                                    $0.00
                        Amount allocable to interest                                            3,712,093.03
                        Amount allocable to principal                                          10,512,290.09
                        Amount allocable to Insurance Add-On Amounts                                   $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00
                                                                                             ----------------

           Total Payments Received                                                                                  $14,224,383.12

           Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables            1,654,829.51

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated
                           Receivables                                                            (32,775.97)
                                                                                             ----------------

           Net Liquidation Proceeds                                                                                  $1,622,053.54

           Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                    $0.00
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                                  $0.00
                        Amount allocable to Insurance Add-On Amounts                                   $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00                 $0.00
                                                                                             ----------------      ----------------

           Total Collected Funds                                                                                    $15,846,436.66
                                                                                                                   ================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                           $0.00
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                                  $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00

           Purchase Amounts - Administrative Receivables                                                                ($2,267.65)
                        Amount allocable to interest                                                   $0.00
                        Amount allocable to principal                                             ($2,267.65)
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)                 $0.00
                                                                                             ----------------

           Total Purchase Amounts                                                                                       ($2,267.65)
                                                                                                                   ================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                $411,503.61

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                         ($274,093.63)
                        Liquidation Proceeds                                                           $0.00
                        Purchase Amounts - Warranty Receivables                                        $0.00
                        Purchase Amounts - Administrative Receivables                                  $0.00
                                                                                             ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                 ($274,093.63)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                ($274,093.63)

           Remaining Outstanding Monthly Advances                                                                      $137,409.98

           Monthly Advances - current Monthly Period                                                                   $169,892.53
                                                                                                                   ----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                  $307,302.51
                                                                                                                   ================


                                 Page 4 (1997-C)

  VIII.    Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                      Payments received allocable to principal                                                      $10,512,290.09
                      Aggregate of Principal Balances as of the Accounting Date of all
                         Receivables that became Liquidated Receivables
                         during the Monthly Period                                                                   $4,193,299.96
                      Purchase Amounts - Warranty Receivables allocable to principal                                         $0.00
                      Purchase Amounts - Administrative Receivables allocable to principal                              ($2,267.65)
                      Amounts withdrawn from the Pre-Funding Account                                                         $0.00
                      Cram Down Losses                                                                                       $0.00
                                                                                                                  -----------------

                      Principal Distribution Amount                                                                 $14,703,322.40
                                                                                                                  =================

           B.  Calculation of Class A-1 Interest Distributable Amount

                      Class A-1 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                      Multiplied by the Class A-1 Interest Rate                                       5.650%

                      Multiplied by actual days in the period, or in the case of
                         the first Distribution Date, by 27/360                                  0.08611111                  $0.00
                                                                                            ----------------

                      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                 $0.00
                                                                                                                  -----------------

                      Class A-1 Interest Distributable Amount                                                                $0.00
                                                                                                                  =================

           C.  Calculation of Class A-2 Interest Distributable Amount

                      Class A-2 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-2 Noteholders on such Distribution Date)             $0.00

                      Multiplied by the Class A-2 Interest Rate                                       6.050%

                      Multiplied by 1/12 or, in the case of the first Distribution Date,
                         by 27/360                                                               0.08333333                  $0.00
                                                                                            ----------------

                      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                 $0.00
                                                                                                                  -----------------

                      Class A-2 Interest Distributable Amount                                                                $0.00
                                                                                                                  =================

           D.  Calculation of Class A-3 Interest Distributable Amount

                      Class A-3 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                         of principal to Class A-3 Noteholders on such Distribution Date)             $0.00

                      Multiplied by the Class A-3 Interest Rate                                       6.250%

                      Multiplied by 1/12 or, in the case of the first Distribution
                         Date, by 27/360                                                         0.08333333                  $0.00
                                                                                            ----------------

                      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                 $0.00
                                                                                                                  -----------------

                      Class A-3 Interest Distributable Amount                                                                $0.00
                                                                                                                  =================

           E.  Calculation of Class A-4 Interest Distributable Amount

                      Class A-4 Monthly Interest Distributable Amount:

                      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-4 Noteholders on such Distribution
                         Date)                                                              $171,466,390.86

                      Multiplied by the Class A-4 Interest Rate                                       6.375%

                      Multiplied by 1/12 or, in the case of the first Distribution
                         Date, by 27/360                                                         0.08333333            $910,915.20
                                                                                            ----------------

                      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                 $0.00
                                                                                                                  -----------------

                      Class A-4 Interest Distributable Amount                                                          $910,915.20
                                                                                                                  =================


                                 Page 5 (1997-C)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)                $99,850,000.00

           Multiplied by the Class A-5 Interest Rate                                                   6.550%

           Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360           0.08333333           $545,014.58
                                                                                             ----------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  -----------------

           Class A-5 Interest Distributable Amount                                                                     $545,014.58
                                                                                                                  =================


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                     $0.00
           Class A-2 Interest Distributable Amount                                                     $0.00
           Class A-3 Interest Distributable Amount                                                     $0.00
           Class A-4 Interest Distributable Amount                                               $910,915.20
           Class A-5 Interest Distributable Amount                                               $545,014.58

           Noteholders' Interest Distributable Amount                                                                $1,455,929.78
                                                                                                                  =================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                      $14,703,322.40

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
           Amount, the initial principal balance of the Class A-2 Notes over the
           Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date minus that portion of the Principal Distribution
           Amount applied to retire the Class A-1 Notes and (iii) for each
           Distribution Date thereafter, outstanding principal balance of the
           Class A-2 Notes on the Determination Date over the Aggregate
           Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date)                                                                         100.00%       $14,703,322.40
                                                                                             ----------------

           Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                                  -----------------

           Noteholders' Principal Distributable Amount                                                              $14,703,322.40
                                                                                                                  =================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                          $0.00
                                                                                                                  =================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                  $14,703,322.40
                                                                                                                  =================


                                 Page 6 (1997-C)

Company

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution Date, as
             of the Closing Date                                                                                        $0.00
                                                                                                                   -----------
                                                                                                                        $0.00
                                                                                                                   ===========

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
             Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
             Principal Balance of Subsequent Receivables transferred to the Trust)
             plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
             the Pre-Funded Amount after giving effect to transfer of Subsequent
             Receivables over (ii) $0))                                                                                 $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the Distribution
             Date (see B below)                                                                                         $0.00
                                                                                                                   -----------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                                     $0.00
                                                                                                  ---------
                                                                                                                        $0.00
                                                                                                                   ===========


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (December
             1997 Distribution Date) or the Pre-Funded Amount being reduced to
             $100,000 or less on any Distribution Date                                                                  $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                         $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                         $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                         $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                         $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                         $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                 $0.00
           Class A-2 Prepayment Premium                                                                                 $0.00
           Class A-3 Prepayment Premium                                                                                 $0.00
           Class A-4 Prepayment Premium                                                                                 $0.00
           Class A-5 Prepayment Premium                                                                                 $0.00


                                 Page 7 (1997-C)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
              Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                      Product of (x) 6.19% (weighted average interest of Class
                      A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                      Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                      Rate (based on outstanding Class A-1, A-2, A-3, A-4, and
                      A-5 principal balance) divided by 360, (y) $0.00 (the
                      Pre-Funded Amount on such Distribution Date) and (z) 0
                      (the number of days until the August 1997 Distribution
                      Date))                                                                            $0.00

                      Less the product of (x) 2.5% divided by 360, (y) $0.00
                      (the Pre-Funded Amount on such Distribution Date) and (z)
                      0 (the number of days until the December 1997 Distribution
                      Date)                                                                             $0.00
                                                                                                --------------

           Requisite Reserve Amount                                                                     $0.00
                                                                                                ==============

           Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                            $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
             Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
             Account in respect of transfers of Subsequent Receivables)                                 $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the Indenture
             Trustee from amounts withdrawn from the Pre-Funding Account in
             respect of transfers of Subsequent Receivables)                                            $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                $0.00
                                                                                                --------------

           Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                 $0.00
                                                                                                ==============

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
             Closing Date, as applicable,                                                               $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
             Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                            $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                          $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
             Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
             after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of
             withdrawal to be released by the Indenture Trustee)                                        $0.00
                                                                                                --------------

           Class A-1 Holdback Subaccount immediately following the Distribution
             Date                                                                                       $0.00
                                                                                                ==============


                                 Page 8 (1997-C)

 XII.    Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period      $271,316,390.86
         Multiplied by Basic Servicing Fee Rate                                                1.25%
         Multiplied by months per year                                                    0.0833333
                                                                                    ----------------

         Basic Servicing Fee                                                                          $282,621.24

         Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

         Supplemental Servicing Fees                                                                        $0.00
                                                                                                      ------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $282,621.24
                                                                                                                   ================

XIII.    Information for Preparation of Statements to Noteholders

             a.    Aggregate principal balance of the Notes as of first day of
                      Monthly Period
                                    Class A-1 Notes                                                                          $0.00
                                    Class A-2 Notes                                                                          $0.00
                                    Class A-3 Notes                                                                          $0.00
                                    Class A-4 Notes                                                                $171,466,390.86
                                    Class A-5 Notes                                                                 $99,850,000.00

             b.    Amount distributed to Noteholders allocable to principal
                                    Class A-1 Notes                                                                          $0.00
                                    Class A-2 Notes                                                                          $0.00
                                    Class A-3 Notes                                                                          $0.00
                                    Class A-4 Notes                                                                 $14,703,322.40
                                    Class A-5 Notes                                                                          $0.00

             c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                    Class A-1 Notes                                                                          $0.00
                                    Class A-2 Notes                                                                          $0.00
                                    Class A-3 Notes                                                                          $0.00
                                    Class A-4 Notes                                                                $156,763,068.46
                                    Class A-5 Notes                                                                 $99,850,000.00

             d.    Interest distributed to Noteholders
                                    Class A-1 Notes                                                                          $0.00
                                    Class A-2 Notes                                                                          $0.00
                                    Class A-3 Notes                                                                          $0.00
                                    Class A-4 Notes                                                                    $910,915.20
                                    Class A-5 Notes                                                                    $545,014.58

             e.    1.  Class A-1 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                   $0.00
                   2.  Class A-2 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                   $0.00
                   3.  Class A-3 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                   $0.00
                   4.  Class A-4 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                   $0.00
                   5.  Class A-5 Interest Carryover Shortfall, if any (and change
                       in amount from preceding statement)                                                                   $0.00

             f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1.  Reserve Account                                                                       $0.00
                   2.  Spread Account   Class A-1 Holdback Subaccount                                        $0.00
                   3.  Claim on the Note Policy                                                              $0.00

             g.    Remaining Pre-Funded Amount                                                                               $0.00

             h.    Remaining Reserve Amount                                                                                  $0.00

             i.    Amount on deposit on Class A-1 Holdback Subaccount                                                        $0.00

             j.    Prepayment amounts
                                    Class A-1 Prepayment Amount                                                              $0.00
                                    Class A-2 Prepayment Amount                                                              $0.00
                                    Class A-3 Prepayment Amount                                                              $0.00
                                    Class A-4 Prepayment Amount                                                              $0.00
                                    Class A-5 Prepayment Amount                                                              $0.00

             k.    Prepayment Premiums
                                    Class A-1 Prepayment Premium                                                             $0.00
                                    Class A-2 Prepayment Premium                                                             $0.00
                                    Class A-3 Prepayment Premium                                                             $0.00
                                    Class A-4 Prepayment Premium                                                             $0.00
                                    Class A-5 Prepayment Premium                                                             $0.00

             l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and
                      other fees, if any, paid by the Trustee on behalf of the Trust                                   $282,621.24

             m.    Note Pool Factors (after giving effect to distributions on the
                      Distribution Date)
                                    Class A-1 Notes                                                                     0.00000000
                                    Class A-2 Notes                                                                     0.00000000
                                    Class A-3 Notes                                                                     0.00000000
                                    Class A-4 Notes                                                                     0.84281220
                                    Class A-5 Notes                                                                     1.00000000


                                 Page 9 (1997-C)

   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                  $774,999,997.81
                             Subsequent Receivables                                                                          $0.00
                                                                                                                   ----------------
                             Original Pool Balance at end of Monthly Period                                        $774,999,997.81
                                                                                                                   ================

                             Aggregate Principal Balance as of preceding Accounting Date                           $271,316,390.86
                             Aggregate Principal Balance as of current Accounting Date                             $256,613,068.46


           Monthly Period Liquidated Receivables                                   Monthly Period Administrative Receivables

                                                  Loan #            Amount                       Loan #           Amount
                                                  ------            ------                       ------           ------
                                    see attached listing        $4,193,299.96      see attached listing         ($2,267.65)
                                                                                                                     $0.00
                                                                                                                     $0.00
                                                                --------------                                  -----------
                                                                $4,193,299.96                                   ($2,267.65)
                                                                ==============                                  ===========

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                       $14,966,249.45

           Aggregate Principal Balance as of the Accounting Date                             $256,613,068.46
                                                                                            -----------------

           Delinquency Ratio                                                                                           5.83222419%
                                                                                                                      ============


           IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                             ----------------------------------

                                        Name:  Cheryl K. Debaro
                                               --------------------------------
                                        Title:  Vice President/Securitization
                                              ---------------------------------

                                Page 10 (1997-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING MAY 31, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION               $775,000,000.00

                             AGE OF POOL (IN MONTHS)                                   33

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                         $14,966,249.45

           Aggregate Principal Balance as of the Accounting Date                               $256,613,068.46
                                                                                              -----------------

           Delinquency Ratio                                                                                            5.83222419%
                                                                                                                   ================

   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                           5.83222419%

           Delinquency ratio - preceding Determination Date                                         6.67102404%

           Delinquency ratio - second preceding Determination Date                                  6.11409503%
                                                                                              -----------------


           Average Delinquency Ratio                                                                                    6.20578109%
                                                                                                                   ================

   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                      $108,888,476.69

                Add: Sum of Principal Balances (as of the Accounting Date)
                        of Receivables that became Liquidated Receivables
                        during the Monthly Period or that became Purchased
                        Receivables during Monthly Period (if delinquent more
                        than 30 days with respect to any portion of a Scheduled
                        Payment at time of purchase)                                                                 $4,193,299.96
                                                                                                                   ----------------

           Cumulative balance of defaults as of the current Accounting Date                                        $113,081,776.65

                      Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                                 2,541,637.60

                                Percentage of 90+ day delinquencies applied to defaults                 100.00%      $2,541,637.60
                                                                                              -----------------    ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
              current Accounting Date                                                                              $115,623,414.25
                                                                                                                   ================

    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                     14.9191502%

           Cumulative Default Rate - preceding Determination Date                                   14.5449845%

           Cumulative Default Rate - second preceding Determination Date                            14.2166809%


                                 Page 1 (1997-C)

  VI.     Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                 $54,536,059.65

                Add: Aggregate of Principal Balances as of the Accounting Date
                        (plus accrued and unpaid interest thereon to the end of the
                        Monthly Period) of all Receivables that became Liquidated
                        Receivables or that became Purchased Receivables
                        and that were delinquent more than 30 days with
                        respect to any portion of a Scheduled Payment as of the
                        Accounting Date                                                        $4,193,299.96
                                                                                            ----------------

                     Liquidation Proceeds received by the Trust                               ($1,622,053.54)        $2,571,246.42
                                                                                            -----------------     -----------------

          Cumulative net losses as of the current Accounting Date                                                   $57,107,306.07

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                               $2,541,637.60

                               Percentage of 90+ day delinquencies applied to losses                   40.00%        $1,016,655.04
                                                                                            -----------------     -----------------

          Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                         $58,123,961.11
                                                                                                                  =================


  VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

          Cumulative Net Loss Rate - current Determination Date                                                          7.4998659%

          Cumulative Net Loss Rate - preceding Determination Date                                                        7.2348543%

          Cumulative Net Loss Rate - second preceding Determination Date                                                 7.0275048%




 VIII.    Classic/Premier Loan Detail
                                                                Classic                  Premier                   Total
                                                                -------                  -------                   -----
          Aggregate Loan Balance, Beginning                  166,381,459.75           $104,937,198.76         $271,318,658.51
            Subsequent deliveries of Receivables                      $0.00                      0.00                    0.00
            Prepayments                                       (2,279,484.14)            (2,066,815.02)          (4,346,299.16)
            Normal loan payments                              (3,572,643.18)            (2,593,347.75)          (6,165,990.93)
            Defaulted Receivables                             (2,813,008.69)            (1,380,291.27)          (4,193,299.96)
            Administrative and Warranty Receivables                    0.00                                              0.00
                                                            ----------------          ----------------        ----------------
          Aggregate Loan Balance, Ending                    $157,716,323.74            $98,896,744.72         $256,613,068.46
                                                            ================          ================        ================

          Delinquencies                                      $11,032,757.42              3,933,492.03          $14,966,249.45
          Recoveries                                          $1,047,411.07               $581,264.97           $1,628,676.04
          Net Losses                                           1,765,597.62                799,026.30           $2,564,623.92


 VIII.    Other Information Provided to FSA

                 A.    Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the Accounting Date           $256,613,068.46
                       Multiplied by:  Credit Enhancement Fee (25 bp's) * (30/360)              0.0208%
                                                                                        ---------------
                                                  Amount due for current period                                         $53,461.06
                                                                                                              =====================


                 B.    Dollar amount of loans that prepaid during the Monthly Period                                 $4,346,299.16
                                                                                                              =====================

                       Percentage of loans that prepaid during the Monthly Period                                       1.69371700%
                                                                                                              =====================


                                 Page 2 (1997-C)

   IX.     Spread Account Information                                                           $                     %
           Beginning Balance                                                              $15,992,147.36          6.23200816%

           Deposit to the Spread Account                                                           $0.00          0.00000000%
           Spread Account Additional Deposit                                               $1,000,000.00          0.38969177%
           Withdrawal from the Spread Account                                               ($639,820.75)        -0.24933288%
           Disbursements of Excess                                                          ($471,667.14)        -0.18380480%
           Interest earnings on Spread Account                                                $82,255.32          0.03205422%
                                                                                        -----------------    ----------------

           Sub-Total                                                                      $15,962,914.79          6.22061647%
           Spread Account Recourse Reduction Amount                                        $2,000,000.00          0.77938353%
                                                                                        -----------------    ----------------
           Ending Balance                                                                 $17,962,914.79          7.00000000%
                                                                                        =================    ================

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association           $17,962,914.79          7.00000000%
                                                                                        =================    ================


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of September 1, 1997

                                           Loss                       Default                 Loss Event             Default Event
                 Month                  Performance                 Performance               of Default               of Default
           ------------------------------------------------------------------------------------------------------------------------
                   3                       1.09%                        2.21%                   1.34%                     2.60%
                   6                       2.17%                        4.41%                  24.20%                     5.19%
                   9                       3.14%                        6.39%                   3.39%                     7.52%
                  12                       4.01%                        8.17%                   4.26%                     9.60%
                  15                       5.16%                       10.52%                   5.41%                    12.36%
                  18                       6.21%                       12.66%                   6.46%                    14.88%
                  21                       7.13%                       14.53%                   7.38%                    17.07%
                  24                       7.92%                       16.14%                   8.17%                    18.97%
                  27                       8.34%                       17.00%                   8.59%                    19.97%
                  30                       8.68%                       17.68%                   8.93%                    20.77%
                  33                       8.97%                       18.27%                   9.22%                    21.47%
                  36                       9.22%                       18.78%                   9.47%                    22.08%
                  39                       9.34%                       19.03%                   9.59%                    22.37%
                  42                       9.44%                       19.22%                   9.69%                    22.59%
                  45                       9.51%                       19.39%                   9.76%                    22.78%
                  48                       9.58%                       19.53%                   9.83%                    22.94%
                  51                       9.64%                       19.63%                   9.89%                    23.07%
                  54                       9.68%                       19.72%                   9.93%                    23.18%
                  57                       9.72%                       19.79%                   9.97%                    23.26%
                  60                       9.74%                       19.85%                   9.99%                    23.32%
                  63                       9.75%                       19.88%                  10.00%                    23.36%
                  66                       9.77%                       19.90%                  10.02%                    23.39%
                  69                       9.78%                       19.91%                  10.03%                    23.40%
                  72                       9.78%                       19.92%                  10.03%                    23.41%
           ------------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 6.19%                           Yes _____              No __X__

           Cumulative Default Rate (see above table)                                          Yes _____              No __X__

           Cumulative Net Loss Rate (see above table)                                         Yes __X__              No __X__

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                Yes _____              No __X__

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                   Yes _____              No __X__

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing   Yes _____              No __X__

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                              Yes _____              No __X__


           IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA FINANCIAL LTD.

                                        By:
                                                -------------------------------

                                        Name:   Cheryl K. Debaro
                                                -------------------------------
                                        Title:  Vice President/Securitization
                                                -------------------------------

                                 Page 3 (1997-C)